Putnam
Tax Exempt
Income Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As embattled equity investors fled to the safety of bonds, tax-free municipal securities have enjoyed a period of heightened popularity, and Putnam Tax Exempt Income Fund was among the beneficiaries. During the first half of fiscal 2001, your fund not only enjoyed a healthy inflow of assets but also provided an attractive return for shareholders.

The supply of new issues has kept pace with this stepped-up demand, and Fund Manager David Hamlin has been able to add some attractive new issues to the portfolio. As he explains in the report that begins on the facing page, not only has he added to the investment-grade securities that make up the bulk of the fund's holdings but he has also increased the proportion of lower-rated securities whose prospects he and the Credit Research Team have judged to be sufficiently bright in the current environment to offset their added risk.

As you will also see, David is confident that the portfolio is well positioned to meet the challenges and opportunities the municipal bond market will present during the second half of your fund's fiscal year.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 18, 2001

REPORT FROM FUND MANAGEMENT

David E. Hamlin

Although the past six months have been a trying time for the stock market, they have provided a favorable backdrop for municipal securities and Putnam Tax Exempt Income Fund's income strategies. Your fund has capitalized on this positive environment. With equity markets remaining tumultuous, investors continued to seek the relative calm of fixed-income securities and the diversification they afford. Meanwhile, investors in high-tax states stepped up the demand for municipal securities. The fund benefited from rising municipal bond prices while taking advantage of selected bargain opportunities to add appropriate holdings to the portfolio.

Total return for 6 months ended 3/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   6.31%   1.21%    5.97%   0.97%    5.89%   4.89%    6.15%   2.66%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* AS STOCKS FELL, MUNIS STAYED STRONG

As stock prices continue to cross into bear market territory, investors are realizing how painful it is to revert to a world where stocks go down. Over the past few years, as the stock market soared to one new high after another, investors became accustomed to high equity returns. It is not easy or pleasant to adjust those expectations, but this year it has certainly become necessary.

As investors became disillusioned with the stock market, they rediscovered the potential of municipal bond investments and turned their attention to this market. For many, the timing proved fortuitous: the municipal bond market delivered strong performance for most of last year and the positive trend continued into the first quarter of 2001. Although wide credit-yield spreads held back returns in some of the lower-credit sectors, for the most part municipal bond funds touted double-digit returns for the period.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                  20.5%

Transportation               19.2%

Utilities                    12.5%

Education                     6.2%

Water and
sewer                         4.6%

Footnote reads:
*Based on net assets as of 3/31/01. Holdings will vary over time.


Cash flows into municipal bond funds are also increasing for the first time in many years. Supply is nearly keeping pace with this demand, up 43% over the supply available at this time last year. Supply usually increases when interest rates are falling, both from new issuance and advance refundings.

* LOWER-RATED CREDITS REMAINED ATTRACTIVE

Overall, the fund maintains a high quality portfolio with approximately 53.5% of its holdings rated AAA. However, it is the portfolio's core of lower-credit holdings that drove performance over the past six months. During the first half of the period, credit-yield spreads (the difference in yield between lower- and higher-quality bonds) continued to widen out to extraordinary levels. In recent weeks, we have begun to see spreads narrow.

With the Federal Reserve Board aggressively easing short-term interest rates, we believe if the trend continues there could be a period of outperformance from municipal bonds, especially lower-rated issues. Indeed, the fund's lower-rated holdings continued to provide high levels of income while beginning to enjoy some price appreciation as credit-yield spreads contracted.

We still believe that lower-rated credit sectors are the best place to be invested even though fears of recession are dominating market behavior. The fund's lower-rated holdings cross numerous sectors and are also diversified within those sectors, an approach that has proved effective over time. A weak economy can be negative for lower-rated credits because it can contribute to increasing default rates, but because the current weakness is a slowdown from such a high rate of growth and has the added support of Fed easing, we are not overly concerned. The fund has been well compensated for the additional risk. Furthermore, we believe the existing fundamentals of low interest rates, low inflation, and strong consumer spending are not consistent with severe recession.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 53.9%

Aa/AA -- 8.0%

A -- 7.4%

Baa/BBB -- 19.9%

Ba/BB -- 6.9%

B -- 3.0%

Other -- 0.9%

Footnote reads:
*As a percentage of market value as of 3/31/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


"This has been a time of great opportunity for the fund, especially among lower-rated and unrated credits. We have used Putnam's in-depth research capabilities to take advantage of these opportunities for additional income and long-term price appreciation potential. What's more, the municipal market appears poised to continue providing solid buying opportunities over the next several months."

-- David E. Hamlin, portfolio manager, Putnam Tax Exempt Income Fund


Over the past six months, we have found some opportunity to increase the fund's exposure to lower-rated and nonrated credits. In keeping with our emphasis on diversification, these purchases have cut across several industrial sectors including health care, retirement communities, and transportation. For example, we recently purchased an unrated bond issued by North Carolina Med. Care for Presbyterian Homes. Used to fund a new continuing care retirement community in High Point, these bonds, which mature 10/1/31, offered a solid coupon and a yield significantly higher than a comparable AAA-rated bond.

In the transportation sector, we purchased a bond issued by the Nevada Department of Business and Industry to fund the Las Vegas Monorail Project. These bonds mature 1/1/2040 and carry coupons of 538% (rated AAA by Moody's) and 738% (unrated, considered BB- by Putnam analysts). We acquired them at a higher yield that would have been available from a comparable AAA-rated bond. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* DURATION ADJUSTED, SECTOR ALLOCATION  REMAINS STABLE

The fund began the period with a slightly longer portfolio duration in an effort to take advantage of the somewhat higher interest rates available at that time. Duration is the measure of a portfolio's maturity structure and reflects the price sensitivity of holdings to changes in interest rates. At that point, we sold some short- and intermediate-term holdings at a profit and reinvested in longer-maturity bonds. When municipal yields fell in November and December, this slightly longer duration enabled the fund to capture additional price appreciation. The yield curve began to flatten somewhat as the period progressed, however, and we shortened portfolio duration to end the period slightly below neutral.

For the most part, the fund's sector strategy remained consistent over the period. We continued to evaluate bonds on an individual basis, making certain that each security met our investment criteria. During the period, the airline, university, transportation, health-care, and retirement sectors offered some of the most attractive opportunities for income and credit upgrades.

On a timely note, the current power crisis in California shows that sometimes not owning a security can be as beneficial as owning one. Over the past several years, we have been selling the fund's holdings of California general obligation bonds and investment-grade municipal bonds. At the time, demand for these bonds was exceptionally strong and the fund was able to realize some significant gains. When the technology sector began to melt down and California's power woes emerged, the state's municipal bonds underperformed. By that time, the portfolio had less California exposure and benefited accordingly.

One relatively new sector in the municipal market has provided some attractive buying opportunities: municipal bonds related to tobacco company settlements. Some states and municipalities are issuing bonds secured by the payments they receive from these legal settlements. Because the sector is relatively new, these bonds provide attractive rates of income along with investment-grade quality. Over the period, our purchases included District of Columbia Tobacco Settlement Financing Corporation (two issues, one maturing 5/15/33 with a 612% coupon, the other maturing 5/15/2040 with a 634% coupon, both rated A+ by Moody's) and Tobacco Settlement Revenue Management Authority of South Carolina (again, two issues, both with a 638% coupons, maturing 5/15/2028 and 5/15/2030, and rated A+ by Moody's).

* OUTLOOK IS OPTIMISTIC BUT CAUTIOUS

Statistical indicators have shown that the economy is slowing rapidly, raising concerns of recession. However, the Fed cut interest rates one and a half percentage points in the first quarter and another half point shortly after the end of the period, and it appears poised to make further reductions. History shows that the effects of interest-rate cuts are reflected in higher economic growth rates 6 to 12 months later. In addition, the federal government is considering income-tax cuts, which can further stimulate consumer spending. For these reasons, we believe that while the economy may continue to slow during the next few months, a recovery is likely in the second half of 2001.

With the yield curve steepening and the Fed easing, we are confident about the prospect of continued positive returns from municipal bonds. In terms of our lower-rated holdings, these have been carefully selected and remain under the closest scrutiny for any changes that might prompt us to sell. That said, we believe it is more important for investors to focus on their long-term goals, rather than pursuing the best returns from year to year. Ideally, municipal bonds should serve as an anchor in an investor's portfolio, protecting against stock market volatility and providing tax-exempt income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/01, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax Exempt Income Fund is designed for investors seeking high current income exempt from federal income taxes, consistent with capital preservation.




TOTAL RETURN FOR PERIODS ENDED 3/31/01

                       Class A          Class B         Class C          Class M
(inception dates)    (12/31/76)        (1/4/93)        (7/26/99)        (2/16/95)
                    NAV      POP      NAV    CDSC     NAV     CDSC     NAV     POP
-----------------------------------------------------------------------------------
6 months           6.31%    1.21%    5.97%   0.97%   5.89%    4.89%   6.15%   2.66%
-----------------------------------------------------------------------------------
1 year            10.25     5.04     9.53    4.53    9.36     8.36    9.90    6.28
-----------------------------------------------------------------------------------
5 years           32.05    25.76    27.98   25.98   26.35    26.35   30.22   25.92
Annual average     5.72     4.69     5.06    4.73    4.79     4.79    5.42    4.72
-----------------------------------------------------------------------------------
10 years          92.78    83.57    79.58   79.58   77.29    77.29   86.46   80.47
Annual average     6.78     6.26     6.03    6.03    5.89     5.89    6.43    6.08
-----------------------------------------------------------------------------------
Annual average
(life of fund)     7.88     7.66     7.02    7.02    6.99     6.99    7.41    7.26
-----------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/01

                  Lehman Brothers Municipal         Consumer
                         Bond Index*               price index
-----------------------------------------------------------------------
6 months                    6.70%                     1.56%
-----------------------------------------------------------------------
1 year                     10.93                      2.92
-----------------------------------------------------------------------
5 years                    37.45                     13.23
Annual average              6.57                      2.52
-----------------------------------------------------------------------
10 years                  102.71                     30.59
Annual average              7.32                      2.70
-----------------------------------------------------------------------
Annual average
(life of fund)                --                      4.68
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Index inception date was 12/31/79.




PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/01

                            Class A       Class B      Class C        Class M
---------------------------------------------------------------------------------
Distributions (number)         6             6            6              6
---------------------------------------------------------------------------------
Income                     $0.242591     $0.214199    $0.207807      $0.230165
---------------------------------------------------------------------------------
Capital gains 1               --            --           --             --
---------------------------------------------------------------------------------
  Total                    $0.242591     $0.214199    $0.207807      $0.230165
---------------------------------------------------------------------------------
Share value:              NAV     POP       NAV          NAV        NAV     POP
---------------------------------------------------------------------------------
9/30/00                  $8.53   $8.96     $8.53        $8.53      $8.55   $8.84
---------------------------------------------------------------------------------
3/31/01                   8.82    9.26      8.82         8.82       8.84    9.14
---------------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------------
Current dividend rate 2   5.73%   5.46%     5.08%        4.93%      5.44%   5.26%
---------------------------------------------------------------------------------
Taxable equivalent 3      9.49    9.04      8.41         8.16       9.01    8.71
---------------------------------------------------------------------------------
Current 30-day
SEC yield 4               4.96    4.72      4.31         4.13       4.66    4.50
---------------------------------------------------------------------------------
Taxable equivalent 3      8.21    7.81      7.14         6.84       7.72    7.45
---------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial  statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
March 31, 2001 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
BIGI                -- Bond Investors Guarantee Insurance
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.1%) (a)
PRINCIPAL AMOUNT                                                                          RATING(RAT)         VALUE
Alabama (1.3%)
-------------------------------------------------------------------------------------------------------------------
$         8,500,000 Fairfield, Indl. Dev. Auth. Rev. Bonds (USX Corp.),
                    Ser. A, 6.7s, 12/1/24                                                 BBB+        $   8,500,000
          9,535,000 Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                    7 7/8s, 5/1/19                                                        AAA/P          10,631,525
          3,750,000 Jefferson Cnty., Swr. Rev. Bonds (Rites-PA),
                    Ser. 487 R, FGIC, FRB, 7.1s, 2/1/38
                    (acquired 3/23/99, cost $4,272,343) (RES)                             AAA             4,087,500
                                                                                                      -------------
                                                                                                         23,219,025

Arizona (1.5%)
-------------------------------------------------------------------------------------------------------------------
          6,510,000 AZ State Muni. Fin. Program COP BIGI,
                    Ser. 34, 7 1/4s, 8/1/09                                               AAA             7,925,925
          7,210,000 Cochise Cnty., Indl. Dev. Rev. Bonds
                    (Sierra Vista Regl. Hlth.), Ser. A, 6.2s, 12/1/21                     BBB-/P          6,434,925
         10,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12                    AAA            12,525,000
                                                                                                      -------------
                                                                                                         26,885,850

Arkansas (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  BBB-            3,968,250
          3,175,000 Northwest Regl. Arpt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P            3,421,063
                                                                                                      -------------
                                                                                                          7,389,313

California (5.6%)
-------------------------------------------------------------------------------------------------------------------
         15,500,000 Alameda, Corridor Trans. Auth. Rev. Bonds,
                    Ser. 99-A, MBIA, zero %, 10/1/31                                      AAA             3,080,625
          1,900,000 CA Hsg. Fin. Agcy. Rev. Bonds, FNMA Coll.,
                    1.15s, 7/15/13                                                        A-1+            1,900,000
         18,900,000 Los Angeles Cnty., Sanitation Dist. Fin. Auth.
                    Rev. Bonds (Capital), Ser. A, MBIA, 5s, 10/1/23                       Aaa            18,734,625
          7,000,000 Los Angeles, Regl. Arpt. Impt. Rev. Bonds
                    (United Airlines, Inc.), Ser. G, 8.8s, 11/15/21                       BBB             7,324,730
         10,150,000 Orange Cnty., Local Trans. Auth. IFB, FGIC,
                    8.6s, 2/14/11 (acquired 1/30/97,
                    cost $10,393,516) (RES)                                               AAA            11,051,929
                    San Joaquin Hills, Trans. Corridor Agcy. Toll Rd.
                    Rev. Bonds
         21,000,000 Ser. A, MBIA, zero %, 1/15/36                                         AAA             3,255,000
         53,760,000 zero %, 1/1/24                                                        Aaa            16,329,600
         39,225,000 zero %, 1/1/22                                                        Aaa            13,287,469
         27,400,000 zero %, 1/1/18                                                        Aaa            11,816,250
         17,690,000 San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Merged Area Redev.), MBIA, 5s, 8/1/20                                AAA            17,579,438
                                                                                                      -------------
                                                                                                        104,359,666

Colorado (2.7%)
-------------------------------------------------------------------------------------------------------------------
          3,750,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A-              3,810,931
                    Denver, City & Cnty. Arpt. Rev. Bonds
         28,660,000 Ser. A, 8 3/4s, 11/15/23                                              A              29,994,983
         10,340,000 Ser. A, 8 3/4s, 11/15/23 (Prerefunded)                                AAA            10,886,986
          3,980,000 Ser. B, 7 1/4s, 11/15/23                                              A               4,223,775
          1,020,000 Ser. B, 7 1/4s, 11/15/23 (Prerefunded)                                AAA             1,101,600
                                                                                                      -------------
                                                                                                         50,018,275

Connecticut (1.3%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   BBB             7,900,000
                    Mashantucket, Wertern Pequot Tribe 144A
                    Rev. Bonds, Ser. A
          7,435,000 6.4s, 9/1/11 (Prerefunded) (acquired 12/17/97,
                    cost $7,367,591) (RES)                                                AAA             8,587,425
          7,565,000 6.4s, 9/1/11 (acquired 12/17/97,
                    cost $7,496,412) (RES)                                                BBB             8,094,550
                                                                                                      -------------
                                                                                                         24,581,975

District of Columbia (5.9%)
-------------------------------------------------------------------------------------------------------------------
                    DC G.O. Bonds, Ser. A
         39,250,000 6 3/8s, 6/1/26                                                        AAA            44,401,563
         38,175,000 6s, 6/1/26                                                            BBB+           39,367,969
          7,000,000 DC Georgetown U. IFB, 9.22s, 4/25/22                                  AAA             7,731,360
                    District of Columbia, Tobacco Settlement
                    Fin. Corp. Rev. Bonds
          9,000,000 6 3/4s, 5/15/40                                                       A+              9,168,750
          7,500,000 6 1/2s, 5/15/33                                                       A+              7,537,500
                                                                                                      -------------
                                                                                                        108,207,142

Florida (3.9%)
-------------------------------------------------------------------------------------------------------------------
         11,010,000 FL State Gen. Svcs. Rev. Bonds, 8 1/4s, 7/1/17
                    (acquired 9/28/98, cost $14,162,544) (RES)                            AAA/P          14,299,238
          5,530,000 Halifax, Hosp. Med. Ctr. Rev. Bonds,
                    Ser. A, 7 1/4s, 10/1/29                                               BB/P            5,412,488
         18,500,000 Hernando Cnty. Rev. Bonds (Criminal Justice
                    Complex Fin.), FGIC, 7.65s, 7/1/16 (SEG)                              AAA            24,235,000
         16,375,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       BBB-           17,152,813
                    Oakstead Cmnty. Dev. Dist. Cap. Impt., Rev. Bonds
          1,175,000 Ser. A, 7.2s, 5/1/32                                                  BB/P            1,202,906
          3,000,000 Ser. B, 6 1/2s, 5/1/07                                                BB/P            3,041,250
                    Tampa, Util. Tax & Special Rev. Bonds, AMBAC
          1,500,000 6s, 10/1/09                                                           AAA             1,689,375
          1,500,000 6s, 10/1/08                                                           AAA             1,681,875
          2,500,000 6s, 10/1/07                                                           AAA             2,784,375
                                                                                                      -------------
                                                                                                         71,499,320

Georgia (3.8%)
-------------------------------------------------------------------------------------------------------------------
         12,000,000 De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                    (Briarcliff Park Apts.), 7 1/2s, 4/1/17                               AAA/P          12,727,800
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds
         10,000,000 Ser. B, FGIC, 8 1/4s, 1/1/11                                          AAA            12,975,000
         20,500,000 Ser. Y, AMBAC, 6.4s, 1/1/13                                           AAA            24,010,625
          1,200,000 Ser. Y, AMBAC, 6.4s, 1/1/13 (Prerefunded)                             AAA             1,384,500
         10,460,000 GA State G.O. Bonds, Ser. D, 6.8s, 8/1/11                             AAA            12,643,525
          5,000,000 GA State Private College & U. Auth. Rev. Bonds
                    (Emory U.), Ser. A, 5 1/2s, 11/1/31                                   AA+             5,137,500
                                                                                                      -------------
                                                                                                         68,878,950

Illinois (3.4%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, Board of Ed. G.O. Bonds, Ser. A, FGIC
          5,400,000 zero %, 12/1/17                                                       Aaa             2,288,250
          7,750,000 zero %, 12/1/16                                                       Aaa             3,487,500
          9,250,000 Chicago, O'Hare Intl. Arpt. Rev. Bonds
                    (United Airlines), Ser. C, 6.3s, 5/1/16                               BBB             9,330,938
         14,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 8.2s, 12/1/24                              BBB+           16,113,125
          2,765,000 Huntley, Special Tax Rev. Bonds (Srvs. Area No. 9),
                    Ser. A, 7 3/4s, 3/1/28                                                BB+/P           2,841,038
         13,000,000 IL Dev. Fin. Auth. Rev. Bonds 5.85s, 2/1/07                           BBB            13,130,000
                    IL Health Fac. Auth. IFB
          2,000,000 (Methodist Hlth.), AMBAC, 9.92s, 5/18/21                              AAA             2,090,860
          8,000,000 (St. Luke's Med. Ctr.), MBIA, 9.77s, 10/1/24                          AAA             8,605,760
                    IL Hlth. Fac. Auth. Rev. Bonds
                    (Cmnty. Rehab. Providers Fac.)
          3,060,000 8 3/4s, 7/1/11                                                        B/P             3,156,145
          1,565,000 8 3/4s, 7/1/11 (Prerefunded)                                          AAA/P           1,613,765
                                                                                                      -------------
                                                                                                         62,657,381

Indiana (1.7%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 Fort Wayne, Hosp. Auth. Rev. Bonds
                    (Parkview Hlth. Syst., Inc.), MBIA,
                    4 3/4s, 11/15/28                                                      Aaa             8,055,000
          4,150,000 IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                    5.6s, 12/1/32                                                         BBB+            3,506,750
         20,000,000 Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                    (United Airlines), Ser. A, 6 1/2s, 11/15/31                           BBB-           19,200,000
                                                                                                      -------------
                                                                                                         30,761,750

Kansas (1.0%)
-------------------------------------------------------------------------------------------------------------------
         18,200,000 Burlington, Poll. Control IFB (KS Gas & Electric),
                    Ser. 91-4, MBIA, 9.86s, 6/1/31 (acquired
                    various dates from 6/20/91 to 2/14/94,
                    cost $20,181,360) (RES)                                               AAA            19,089,070

Louisiana (2.0%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       B+              8,627,500
         17,800,000 Lake Charles, Harbor & Term Dist. Port Fac.
                    Rev Bonds (Trunkline Co.), 7 3/4s, 8/15/22                            A-/P           18,890,250
          8,565,000 W. Feliciana Parish, Poll. Control
                    Rev. Bonds (Gulf States Util. Co.),
                    Ser. III, 7.7s, 12/1/14                                               BB+             8,939,034
                                                                                                      -------------
                                                                                                         36,456,784

Maine (0.7%)
-------------------------------------------------------------------------------------------------------------------
         11,935,000 Bucksport Solid Waste Disp. Rev. Bonds
                    (Champion Intl. Corp.), 6 1/4s, 5/1/10                                BBB+           12,293,050

Maryland (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Howard Cnty. Rev. Bonds, Ser. A, 8s, 5/15/29                          BB-/P           4,818,750

Massachusetts (6.0%)
-------------------------------------------------------------------------------------------------------------------
         11,595,000 MA State G.O. Bonds, Ser. 25, 8.22s, 11/1/11
                    (acquired 8/13/98, cost $14,266,954) (RES)                            AA             14,986,538
                    MA State Rev. Bonds
          7,000,000 AMBAC, 6.55s, 6/23/22                                                 Aaa             7,752,500
         20,000,000 (Grant Anticipation Notes), Ser. A, MBIA,
                    5 1/2s, 6/15/13                                                       Aaa            21,850,000
                    MA State Hlth. & Edl. Fac. Auth. IFB
         11,000,000 (St. Elizabeth Hosp.), Ser. E, FSA, 9.74s, 8/12/21                    AAA            11,626,670
         18,000,000 (Beth Israel-Deaconess Hosp.), AMBAC,
                    9.47s, 10/1/31                                                        AAA            19,092,240
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          5,370,000 (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17                    AAA             5,725,763
          6,000,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        BBB             5,047,500
                    MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                    (Southeastern MA)
          4,400,000 Ser. B, 9 1/4s, 7/1/15                                                BB-/P           4,569,224
          6,900,000 Ser. A, 9s, 7/1/15                                                    BB-/P           7,163,097
          5,700,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           AAA/P           7,616,625
          4,100,000 MA State Tpk. Auth. Hwy. Syst. Rev. Bonds,
                    Ser. A, MBIA, 5s, 1/1/37                                              AAA             3,859,125
                                                                                                      -------------
                                                                                                        109,289,282

Michigan (2.1%)
-------------------------------------------------------------------------------------------------------------------
          4,400,000 Detroit, Loc. Dev. Fin. Auth. Tax Increment
                    Rev. Bonds, Ser. A, 5 1/2s, 5/1/21                                    BB+             3,789,500
          5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds (Sinai Hosp.),
                    6.7s, 1/1/26                                                          A-              4,462,500
                    MI State Strategic Fund Solid Waste Disp.
                    Rev. Bonds
          5,000,000 (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB              4,868,750
         10,000,000 (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22                              BB             10,375,000
          6,745,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/13                      BBB-            5,809,131
          9,465,000 Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines Inc.), 6 3/4s, 12/1/15                            BB+/P           9,583,313
                                                                                                      -------------
                                                                                                         38,888,194

Minnesota (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,010,000 Martin Cnty., Hosp. Rev. Bonds
                    (Fairmont Cmnty. Hosp.), 6 5/8s, 9/1/22                               BB+/P           3,593,963

Mississippi (0.2%)
-------------------------------------------------------------------------------------------------------------------
                    Jackson Cnty., Poll. Control VRDN
                    (Chevron U.S.A., Inc.)
            700,000 3.7s, 12/1/16                                                         VMIG1             700,000
          2,610,000 3.6s, 6/1/23                                                          VMIG1           2,610,000
                                                                                                      -------------
                                                                                                          3,310,000

Missouri (1.2%)
-------------------------------------------------------------------------------------------------------------------
                    MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
         14,400,000 (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            AA             15,840,000
          2,500,000 (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A               2,596,875
          3,500,000 (St. Anthony's Med. Ctr.), 6 1/8s, 12/1/19                            A               3,618,125
                                                                                                      -------------
                                                                                                         22,055,000

Montana (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              BB              4,135,000
         13,500,000 MT State Hlth. Fac. Auth. Hosp. IFB
                    (Deaconess Med. Ctr.), Ser. B, AMBAC,
                    9.35s, 3/8/16                                                         AAA            14,124,375
                                                                                                      -------------
                                                                                                         18,259,375

Nebraska (1.0%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 NE Investment Fin. Auth. Hosp. IFB,
                    (Bishop Clarkson Mem. Hosp.)
                    MBIA, 9.65s, 12/8/16                                                  AAA             9,637,830
                    NE Investment Fin. Auth. Single Fam. Mtge.
                    IFB GNMA Coll.
          2,300,000 9.65s, 9/15/24                                                        AAA             2,567,375
          5,100,000 Ser. B, 10.02s, 9/15/23                                               AAA             5,349,798
                                                                                                      -------------
                                                                                                         17,555,003

Nevada (0.7%)
-------------------------------------------------------------------------------------------------------------------
                    Director St. Nev Dept. Business & Industry,
                    Rev. Bonds (Las Vegas Monorail), AMBAC
          6,500,000 (2nd Tier), 7 3/8s, 1/1/40                                            BB-/P           6,524,375
          7,000,000 (1st Tier), 5 3/8s, 1/1/40                                            AAA             7,043,750
                                                                                                      -------------
                                                                                                         13,568,125

New Hampshire (0.7%)
-------------------------------------------------------------------------------------------------------------------
         10,500,000 NH State Tpk. Sys. IFB, FGIC, 9.79s, 11/1/17                          AAA            13,111,875

New Jersey (2.6%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         BB+             7,510,000
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          5,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         BBB-            5,043,750
         13,500,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                               B/P            12,352,500
          5,300,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                               B/P             5,028,375
                    NJ State Trans. Trust Fund Auth. Rev. Bonds
         10,000,000 (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                         AAA            11,737,500
          5,000,000 Ser. A, 5 5/8s, 6/15/14                                               AA              5,525,000
                                                                                                      -------------
                                                                                                         47,197,125

New York (16.1%)
-------------------------------------------------------------------------------------------------------------------
         12,500,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 7.08s,
                    12/1/24 (acquired 5/19/98, cost $13,496,874) (RES)                    AA-            13,578,125
         10,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, FSA, 5 1/2s, 12/1/13                                          AAA            10,900,000
          6,000,000 Metropolitan Trans. Auth. Rev. Bonds, Ser. A,
                    FGIC, 5 7/8s, 4/1/25                                                  AAA             6,420,000
                    Nassau Cnty., Hlth. Care Corp. Rev. Bonds, FSA
          5,000,000 6s, 8/1/15                                                            AAA             5,537,500
          4,410,000 6s, 8/1/14                                                            AAA             4,911,638
                    NY City, G.O. Bonds
          4,600,000 Ser. F, 8.4s, 11/15/07                                                Aaa             4,818,914
          4,855,000 Ser. F, 8.4s, 11/15/06                                                Aaa             5,086,049
          4,635,000 Ser. F, 8.4s, 11/15/05                                                Aaa             4,855,580
         29,335,000 (Group B), Ser. D, 8 1/4s, 8/1/12                                     Aaa            30,267,266
          9,800,000 Ser. D, 8 1/4s, 8/1/11                                                AAA            10,111,444
         13,235,000 Ser. B, MBIA, 6 1/2s, 8/15/10                                         AAA            15,551,125
          6,765,000 Ser. D, MBIA, 6 1/2s, 11/1/09                                         Aaa             7,889,681
         10,000,000 Ser. G, 5s, 8/1/22                                                    A               9,775,000
         10,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                    (Visy Paper Inc.), 7.95s, 1/1/28                                      B+/P           10,400,000
          5,000,000 NY City, Indl. Dev. Agcy. Civic Fac. Rev
                    (Polytechnic U. ), 6s, 11/1/20                                        BBB-            5,212,500
         20,000,000 NY City, Muni. Wtr. & Swr. Syst. Fin. Auth.
                    Rev. Bonds, Ser. B, FGIC, 5 1/8s, 6/15/30                             AAA            19,825,000
          2,800,000 NY City, NY State Dorm. Auth. Lease
                    Rev. Bonds (Court Facs.), 6s, 5/15/39                                 A               3,062,500
         23,000,000 NY State Dorm. Auth. Cap. Appn.
                    Rev. Bonds (State U.), Ser. B, MBIA,
                    zero %, 5/15/09                                                       AAA            16,330,000
                    NY State Dorm. Auth. Rev. Bonds
         10,900,000 (U. Syst. Construction), Ser. A, 6s, 7/1/20                           AA-            12,303,375
          7,500,000 (State U. Edl. Facs.), MBIA, 6s, 5/15/16                              AAA             8,306,250
          7,000,000 (State U. Edl. Facs.), MBIA, 6s, 5/15/15                              AAA             7,805,000
         12,485,000 (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18                       AA-            13,686,681
         23,100,000 (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19                         AA-            24,688,125
          9,000,000 (Metal Hlth. Svcs. Fac. Impt. D), FSA,
                    5 1/4s, 8/15/30                                                       AAA             9,045,000
          2,500,000 (City U. Syst.), Ser. A, FGIC, 5 1/4s, 7/1/30                         AAA             2,512,500
          7,000,000 NY State Hwy. & Bridge Auth. Hwy. & Bridge
                    Rev. Bonds, Ser. B, FGIC, 5 1/2s, 4/1/10                              AAA             7,673,750
          2,480,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                    (Mental Hlth. Svcs. Fac.), Ser. B, 7 5/8s, 8/15/17                    AA-             2,560,302
         17,000,000 NY State Urban Dev. Corp. Rev. Bonds, Hud,
                    5 1/2s, 7/1/16                                                        AAA            17,786,250
                    Syracuse, G.O. Bonds (Pub. Impt.), Ser. A, FSA
          1,200,000 6s, 4/15/13                                                           AAA             1,323,000
          1,150,000 6s, 4/15/12                                                           AAA             1,276,500
          1,075,000 6s, 4/15/11                                                           AAA             1,199,969
          1,025,000 6s, 4/15/10                                                           AAA             1,146,719
                                                                                                      -------------
                                                                                                        295,845,743

North Carolina (5.2%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Rev. Bonds
         11,680,000 Ser. C, MBIA, 7s, 1/1/13                                              AAA            14,147,400
          5,000,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             5,300,000
         29,000,000 (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                         BBB+           30,341,250
         10,000,000 MBIA, 6s, 1/1/18                                                      AAA            11,150,000
         19,700,000 NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC, 7.88s,
                    1/1/25 (acquired various dates from 12/28/93
                    to 4/12/95, cost $23,983,708) (RES)                                   AAA            24,551,125
          5,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. A, 5 3/4s, 1/1/26                                                BBB             4,881,250
          2,500,000 NC Med. Care Cmnty. Healthcare Facs. Rev. Bonds
                    (1st Mtge. - Presbyterian Homes), 7s, 10/1/31                         BB+/P           2,534,375
          3,000,000 NC Med. Care Comm. Retirement Fac. Rev. Bond
                    (United Methodist Home), 7 1/8s, 10/1/23                              BB/P            2,925,000
                                                                                                      -------------
                                                                                                         95,830,400

Ohio (1.9%)
-------------------------------------------------------------------------------------------------------------------
         13,395,000 Hamilton Cnty., Rev. Bonds (Sales Tax), Ser. B,
                    AMBAC, zero %, 12/1/28                                                AAA             3,030,619
          1,437,203 Lake Cnty. Indl. Dev. Rev. Bonds
                    (Madison Inn Hlth. Ctr.), FHA Insd., 12s, 5/1/14                      A-/P            1,455,541
          2,623,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB, Ser. A-2,
                    GNMA Coll., 10.227s, 3/24/31                                          AAA             2,741,035
                    OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                    Ser. 4, GNMA Coll.
          7,775,000 9s, 9/1/18 (acquired various dates from
                    12/20/93 to 7/10/95, cost $6,383,994) (RES)                           AAA/P           7,763,104
          7,775,000 9s, 9/1/01                                                            AAA/P             280,133
         15,000,000 OH State Tpk. Comm. Rev. Bonds, Ser. B, FGIC,
                    4 3/4s, 2/15/28                                                       AAA            13,987,500
          2,000,000 OH State Air Quality Dev. Auth. Rev. Bonds
                    (OH Edison Project), Ser. A, 4.85s, 2/1/15                            BB-             2,000,000
          4,000,000 Ohio State Wtr. Dev. Auth. Rev. Bonds,
                    (Cleveland Electric) 6.1s, 8/1/20                                     BBB-            3,995,000
                                                                                                      -------------
                                                                                                         35,252,932

Oklahoma (0.9%)
-------------------------------------------------------------------------------------------------------------------
         15,000,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                    Ser. A, 5 5/8s, 8/15/29                                               B              10,125,000
          6,000,000 OK State Ind. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.-Oblig. Group), Ser. A, 5 3/4s, 8/15/29                   AAA             6,210,000
                                                                                                      -------------
                                                                                                         16,335,000

Pennsylvania (4.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Allegheny Cnty., Sanitation Auth. Rev. Bond,
                    MBIA, 5 1/2s, 12/1/30                                                 Aaa             3,101,250
          8,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners PJ), 6.65s, 5/1/10                             BBB-            8,580,000
          7,845,000 Clearfield Hosp. Auth. Rev. Bonds (Clearfield Hosp.),
                    6 7/8s, 6/1/16                                                        BBB             7,864,613
          2,780,000 PA G.O. Bonds, FGIC, zero %, 12/1/20                                  Aaa               986,900
          1,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
                    (Amtrak Project), Ser. A , 6 1/4s, 11/1/31                            A-              1,001,250
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          6,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            6,225,000
         10,000,000 (Clover), Ser. D, 7 1/8s, 12/1/15                                     BBB-           10,387,500
         12,700,000 Ser. A, 6.4s, 1/1/09                                                  BBB-           12,636,500
         20,000,000 PA State, Tpk. Comm. Oil Franchise Tax
                    Rev. Bonds, Ser. B, AMBAC, 4 3/4s, 12/1/27                            Aaa            18,575,000
          3,400,000 Philadelphia, G.O. Bonds, FGIC, 4 3/4s, 5/15/20                       Aaa             3,238,500
          6,709,042 Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Rev. Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/10
                    (acquired 4/11/96, cost $6,750,974)
                    (In default) (NON) (RES)                                              D                 645,745
                                                                                                      -------------
                                                                                                         73,242,258

Puerto Rico (0.7%)
-------------------------------------------------------------------------------------------------------------------
                    PR Comnwlth. Hwy. & Trans. Auth. Rev. Bonds, MBIA
          5,000,000 Ser. B, 5 7/8s, 7/1/35                                                AAA             5,425,000
          6,700,000 6 1/4s, 7/1/12                                                        Aaa             7,880,875
                                                                                                      -------------
                                                                                                         13,305,875

South Carolina (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,635,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             3,662,263
                    SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B
          8,000,000 6 3/8s, 5/15/30                                                       A               7,980,000
         15,250,000 6 3/8s, 5/15/28                                                       A              15,154,688
                                                                                                      -------------
                                                                                                         26,796,951

Tennessee (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Elizabethton, Hlth. & Edl. Facs. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              BBB             3,161,250
                    Johnson City, Hlth. & Edl. Facs. Hosp. Board
                    Rev. Bonds (Mtn. States Hlth.), Ser. A
          7,000,000 7 1/2s, 7/1/33                                                        BBB             7,043,750
          5,000,000 7 1/2s, 7/1/25                                                        BBB             5,050,000
         40,000,000 Metro. Nashville & Davidson Cnty. Hlth. & Ed. Fac.
                    Board Rev. Bonds (Volunteer Hlth. Care),
                    zero %, 6/1/21                                                        Aaa            10,950,000
                                                                                                      -------------
                                                                                                         26,205,000

Texas (8.9%)
-------------------------------------------------------------------------------------------------------------------
          4,250,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement),
                    Ser. A, 5 7/8s, 11/15/18                                              BB+/P           3,538,125
         15,000,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            BBB+           15,342,150
         15,000,000 Dallas Cnty., G.O. Bonds (Flood Control Dist. (SEG)1),
                    zero %, 4/1/16 (acquired 11/18/94,
                    cost $10,059,000) (RES)                                               D/P            13,500,000
          8,000,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines, Inc.),
                    6 3/8s, 5/1/35                                                        BBB+            7,970,000
          2,000,000 Grapevine Indl. Dev. Rev. Bonds, VDRN
                    (American Airlines), Ser. A4, 3.3s, 12/1/24                           A-1+            2,000,000
         16,250,000 Gulf Coast, Waste Disposal Auth. Rev. Bonds
                    (Champion Intl. Corp.), 7.45s, 5/1/26                                 Baa1           16,859,700
         12,555,000 Harris Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Christus Hlth.), Ser. A, 5 5/8s, 7/1/12                              AAA            13,151,363
          1,000,000 Harris Cnty., Hlth. Fac. Dev. Corp. VRDN
                    (St. Lukes Episcopal Hosp.), 2.95s, 2/15/27                           A-1+            1,000,000
                    Houston, Arpt. Syst. Rev. Bonds
                    (Continental Airlines, Inc.)
         10,880,000 Ser. B, 5.7s, 7/15/29                                                 BB+             9,234,400
          8,000,000 Ser. C, 5.7s, 7/15/29                                                 BB+             6,790,000
         10,585,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Memorial Hlth. Syst. of East TX), 6 7/8s, 2/15/26                    BBB-            9,698,506
         20,000,000 North Central Hlth. Fac. Dev. Corp. IFB
                    (Baylor U. Med. Ctr.), Ser. A, 9.86s, 5/15/16                         AAA            20,965,200
          6,500,000 Texas State Indl. Dev. Corp. Rev. Bonds
                    (Arco Pipelines Co.), 7 3/8s, 10/1/20                                 AA+             8,141,250
            500,000 TX State Dept. of Hsg. & Cmnty. Affairs
                    Home Mtge. IFB, Ser. B-2, GNMA Coll.,
                    9.75s, 6/18/23                                                        AAA               502,295
         20,800,000 TX State Rev. Bonds, 6.2s, 9/30/11                                    AA             23,998,000
         10,000,000 TX State Tpk. Auth. Rev. Bonds, FGIC,
                    5 1/2s, 1/1/15                                                        AAA            10,537,500
                                                                                                      -------------
                                                                                                        163,228,489

Utah (1.6%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                    Ser. A, 8 1/8s, 5/15/15                                               AAA             6,481,250
         19,065,000 Utah Rev. Bonds (UT State Pwr. Supply), Ser. B,
                    MBIA, 6 1/2s, 7/1/09                                                  Aaa            22,043,906
                                                                                                      -------------
                                                                                                         28,525,156

Vermont (0.4%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Hosp. Med. Ctr.), FGIC, 6 1/4s, 9/1/19                               AAA             8,075,000

Virginia (2.9%)
-------------------------------------------------------------------------------------------------------------------
         10,500,000 Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                    Hlth. Syst.), FSA, 8.03s, 8/23/27                                     Aaa            12,823,125
          7,500,000 Pocahontas Pk. Way Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               BBB-            6,393,750
         28,700,000 Winchester, Indl. Dev. Auth. IFB (Winchester
                    Med. Ctr.), AMBAC, 9.3s, 1/21/14                                      Aaa            33,650,750
                                                                                                      -------------
                                                                                                         52,867,625

Washington (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,200,000 Port of Moses Lake, Pub. Corp. Poll. Control
                    Rev. Bonds (Union Carbide Corp.),
                    7 1/2s, 8/1/04                                                        A               5,210,400

Wisconsin (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,665,000 WI Hsg. & Econ. Dev. Auth. IFB
                    (Home Ownership Dev.), 10.16s, 10/25/22                               AA              2,728,001
                                                                                                     --------------
                    Total Municipal Bonds and Notes
                    (cost $1,685,433,592)                                                            $1,781,393,073

PREFERRED STOCKS (0.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Charter Mac. Equity Trust 144A Ser. A, 6.625% cum. pfd.                          $    4,085,000
          4,000,000 MuniMae Tax Exempt Bond Subsidiary, Ser. B,
                    7 3/4s, 11/1/10                                                                       4,240,000
          6,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC
                    144A 6.875% cum. pfd.                                                                 6,180,000
                                                                                                     --------------
                    Total Preferred Stocks (cost $14,000,000)                                        $   14,505,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,699,433,592) (b)                                      $1,795,898,073
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,835,100,785.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $1,699,433,763, resulting in gross unrealized appreciation and depreciation of $128,662,486 and $32,198,176, respectively, or net unrealized appreciation of $96,464,310.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2001 was $140,234,349 or 7.6% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, FRB and VRDN's are the current interest rates at March 31, 2001.

      The fund had the following industry group concentrations greater than 10% at March 31, 2001 (as a percentage of net assets):

          Health care        20.5%
          Transportation     19.2
          Utilities          12.5

      The fund had the following insurance concentrations greater than 10% at March 31, 2001
      (as a percentage of net assets):

          MBIA               13.4%

------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2001 (Unaudited)
                                  Aggregate Face  Expiration      Unrealized
                   Total Value        Value         Date         Appreciation
------------------------------------------------------------------------------
Muni Bond Index
(Short)            $89,047,656     $89,180,667      Jun-01         $133,011
------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,699,433,592) (Note 1)                                    $1,795,898,073
-------------------------------------------------------------------------------------------
Cash                                                                              1,851,797
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   28,685,509
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            3,670,484
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   19,125,296
-------------------------------------------------------------------------------------------
Total assets                                                                  1,849,231,159

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                        321,375
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             3,632,869
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  5,869,215
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          888,939
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,227,589
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          147,785
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        55,438
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         12,831
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              933,081
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               41,252
-------------------------------------------------------------------------------------------
Total liabilities                                                                14,130,374
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,835,100,785

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,771,170,491
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (3,906,111)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (28,761,087)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       96,597,492
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,835,100,785

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,650,309,760 divided by 187,122,685 shares)                                        $8.82
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.82)*                                $9.26
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($171,172,036 divided by 19,413,046 shares)***                                        $8.82
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,681,544 divided by 417,332 shares)***                                             $8.82
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,937,445 divided by 1,124,025 shares)                                              $8.84
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.84)**                               $9.14
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2001 (Unaudited)
Tax exempt interest income:                                                    $ 57,103,666
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,461,191
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      668,341
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    50,665
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     17,174
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,599,635
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               762,561
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                11,815
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                24,036
-------------------------------------------------------------------------------------------
Other                                                                               213,367
-------------------------------------------------------------------------------------------
Total expenses                                                                    7,808,785
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (213,041)
-------------------------------------------------------------------------------------------
Net expenses                                                                      7,595,744
-------------------------------------------------------------------------------------------
Net investment income                                                            49,507,922
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  6,054,736
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,639,330)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures contracts during the period                                          55,088,891
-------------------------------------------------------------------------------------------
Net gain on investments                                                          59,504,297
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $109,012,219
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         March 31     September 30
                                                                            2001*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $   49,507,922   $  105,764,448
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                 4,415,406       (4,260,426)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              55,088,891      (17,956,554)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  109,012,219       83,547,468
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (44,956,767)     (94,878,646)
--------------------------------------------------------------------------------------------------
   Class B                                                             (4,442,613)     (10,397,256)
--------------------------------------------------------------------------------------------------
   Class C                                                                (55,821)         (57,658)
--------------------------------------------------------------------------------------------------
   Class M                                                               (255,785)        (516,686)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            3,094,265     (172,448,571)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                62,395,498     (194,751,349)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,772,705,287    1,967,456,636
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of net investment income of $3,906,111 and
$3,703,047 respectively)                                           $1,835,100,785   $1,772,705,287
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.53        $8.62        $9.30        $9.12        $8.76        $8.74
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .24          .50          .47          .45          .48          .49
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29         (.09)        (.66)         .19          .36          .02
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .53          .41         (.19)         .64          .84          .51
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.50)        (.46)        (.46)        (.48)        (.49)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --         (.02)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.24)        (.50)        (.49)        (.46)        (.48)        (.49)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.82        $8.53        $8.62        $9.30        $9.12        $8.76
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.31*        4.94        (2.12)        7.22         9.89         5.94
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,650,310   $1,577,487   $1,737,755   $1,998,387   $2,054,537   $2,117,684
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .40*         .78          .81          .81          .78          .78
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.77*        5.88         5.14         4.92         5.40         5.58
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  5.99*       19.25        11.02        29.61        52.33        92.99
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
Per-share                             March 31
operating performance                (Unaudited)                     Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.53        $8.62        $9.30        $9.12        $8.76        $8.73
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .44          .41          .39          .43          .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29         (.09)        (.66)         .19          .36          .03
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .50          .35         (.25)         .58          .79          .46
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.44)        (.40)        (.40)        (.43)        (.43)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
In excess of net realized gains
on investments                            --           --         (.02)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.44)        (.43)        (.40)        (.43)        (.43)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.82        $8.53        $8.62        $9.30        $9.12        $8.76
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.97*        4.26        (2.76)        6.52         9.18         5.38
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $171,172     $184,033     $219,300     $249,541     $245,759     $250,990
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .72*        1.43         1.46         1.46         1.43         1.43
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.45*        5.23         4.49         4.28         4.75         4.92
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  5.99*       19.25        11.02        29.61        52.33        92.99
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                            March 31    Year ended   July 26, 1999+
operating performance               (Unaudited)   Sept. 30    to Sept. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.53        $8.63        $8.87
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income                    .21          .43          .07
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29         (.10)        (.24)
---------------------------------------------------------------------------
Total from
investment operations                    .50          .33         (.17)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.21)        (.43)        (.07)
---------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --
---------------------------------------------------------------------------
In excess of net
realized gain on investments              --           --           --
---------------------------------------------------------------------------
Total distributions                     (.21)        (.43)        (.07)
---------------------------------------------------------------------------
Net asset value,
end of period                          $8.82        $8.53        $8.63
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.89*        3.98        (1.85)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,682       $1,783         $637
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .80*        1.58          .29*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.37*        5.06          .88*
---------------------------------------------------------------------------
Portfolio turnover (%)                  5.99*       19.25        11.02
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                      Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.55        $8.64        $9.32        $9.14        $8.78        $8.75
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .23          .47          .44          .43          .45          .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29         (.09)        (.65)         .19          .37          .03
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .52          .38         (.21)         .62          .82          .49
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.47)        (.44)        (.44)        (.46)        (.46)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --           --         (.02)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.47)        (.47)        (.44)        (.46)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.84        $8.55        $8.64        $9.32        $9.14        $8.78
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.15*        4.63        (2.40)        6.89         9.55         5.72
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,937       $9,403       $9,764      $10,191       $8,280       $5,732
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .55*        1.08         1.11         1.11         1.08         1.06
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.62*        5.58         4.84         4.65         5.07         5.26
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  5.99*       19.25        11.02        29.61        52.33        92.99
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
March 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term tax exempt securities.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At September 30, 2000, the fund had a capital loss carryover of approximately $14,731,000 available to offset future net capital gain, if any, which will expire on September 30, 2008.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the Fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2001, the fund's expenses were reduced by $213,041 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,623 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC, and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $49,774 and $1,253 from the sale of class A and class M shares, respectively, and received $53,641 and $157 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2001, Putnam Retail Management, acting as underwriter received $3,862 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $106,624,788 and $139,023,253, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2001 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,328,824       $ 116,028,263
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,291,772          28,678,017
---------------------------------------------------------------------------
                                            16,620,596         144,706,280

Shares
repurchased                                (14,333,839)       (124,777,804)
---------------------------------------------------------------------------
Net increase                                 2,286,757       $  19,928,476
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,489,738       $ 206,538,186
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,862,785          57,864,624
---------------------------------------------------------------------------
                                            31,352,523         264,402,810

Shares
repurchased                                (48,063,061)       (405,097,542)
---------------------------------------------------------------------------
Net decrease                               (16,710,538)      $(140,694,732)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,402,762        $ 12,235,762
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  318,340           2,772,029
---------------------------------------------------------------------------
                                             1,721,102          15,007,791

Shares
repurchased                                 (3,876,893)        (33,887,930)
---------------------------------------------------------------------------
Net decrease                                (2,155,791)       $(18,880,139)
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,287,456        $ 19,551,502
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  759,710           6,147,561
---------------------------------------------------------------------------
                                             3,047,166          25,699,063

Shares
repurchased                                 (6,919,519)        (58,347,192)
---------------------------------------------------------------------------
Net decrease                                (3,872,353)       $(32,648,129)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    221,186          $1,943,179
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,334              37,816
---------------------------------------------------------------------------
                                               225,520           1,980,995

Shares
repurchased                                    (17,144)           (150,203)
---------------------------------------------------------------------------
Net increase                                   208,376          $1,830,792
---------------------------------------------------------------------------

                                             Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    173,334          $1,463,872
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,068              34,377
---------------------------------------------------------------------------
                                               177,402           1,498,249

Shares
repurchased                                    (42,302)           (355,350)
---------------------------------------------------------------------------
Net increase                                   135,100          $1,142,899
---------------------------------------------------------------------------

                                           Six months ended March 31, 2001
---------------------------------------------------------------------------
 Class M                                        Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    176,451         $ 1,530,815
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   21,515             187,919
---------------------------------------------------------------------------
                                               197,966           1,718,734

Shares
repurchased                                   (173,068)         (1,503,598)
---------------------------------------------------------------------------
Net increase                                    24,898         $   215,136
---------------------------------------------------------------------------

                                               Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    239,544         $ 2,037,947
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   46,533             393,139
---------------------------------------------------------------------------
                                               286,077           2,431,086

Shares
repurchased                                   (316,555)         (2,679,695)
---------------------------------------------------------------------------
Net decrease                                   (30,478)        $  (248,609)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA041-71207 011/322/472 5/01